    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 2000
                                                      Registration No. 333-33280
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                            JANEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                COLORADO                                 84-1034251
   (State or Other Jurisdiction of                   (I.R.S. Employer
   Incorporation or Organization)                Identification Number)

          2999 N. 44TH ST., SUITE 225, PHOENIX, AZ 85018 (602) 808-8765
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)
                           --------------------------

                            JANEX INTERNATIONAL, INC.
                       2000 COMBINATION STOCK OPTION PLAN
                              (Full Title of Plan)
                           --------------------------

                            DANIEL LESNICK, PRESIDENT
                            JANEX INTERNATIONAL, INC.
                           2999 N. 44TH ST., SUITE 225
                                PHOENIX, AZ 85018
                                 (602) 808-8765
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)

                                 WITH A COPY TO:

                           JOHN G. NOSSIFF, JR., ESQ.
                         BROWN, RUDNICK, FREED & GESMER
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 856-8200

                           --------------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                  Proposed                Proposed
                                             Amount                Maximum                Maximum               Amount of
       Title of Each Class of                to Be             Offering Price            Aggregate            Registration
    Securities to Be Registered            Registered           Per Share(1)         Offering Price(1)             Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock,  no par value           4,500,000 Shares(2)         $.125                  $562,500                $148.50
===============================================================================================================================

This Registration Statement relates to the registration of additional securities of the same class as other securities for which a Registration Statement on this Form relating to an employee benefit plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the Registrant's Registration Statement of Form S-8 (Registration No. 333-33280) is hereby incorporated herein by reference.

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, on the basis of the average of the high and low reported price of the Common Stock as reported on the National Association of Securities Dealers OTC Bulletin Board on November 17, 2000.

(2) Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.
================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

--------------------------------------------------------------------------------
Exhibit No.        Description of Exhibit
-----------        ----------------------
--------------------------------------------------------------------------------
5.1*               Legal Opinion of Brown, Rudnick, Freed & Gesmer.
--------------------------------------------------------------------------------
23.1*              Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
--------------------------------------------------------------------------------
23.2*              Consent of Ernst & Young LLP, independent auditors.
--------------------------------------------------------------------------------
23.3*              Consent of Abrams & Company, P.C., independent auditors.
--------------------------------------------------------------------------------
24*                Power of Attorney (included on the Signature Page of this
                   Registration Statement).
--------------------------------------------------------------------------------
99.1*              Janex International Inc. 2000 Combination Stock Option Plan,
                   as amended.
--------------------------------------------------------------------------------

*        Filed herewith.

                                   SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, Arizona, on November 17, 2000.

                                     JANEX INTERNATIONAL, INC.

                                     By: /s/ Daniel Lesnick
                                         ---------------------------------
                                         Daniel Lesnick, President

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent W. Goett and Daniel Lesnick, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                 TITLE                                    DATE

/s/ Vincent W. Goett                        Chairman of the Board                           November 17, 2000
----------------------------
Vincent W. Goett

/s/ Daniel Lesnick                          President, Chief Executive Officer              November 17, 2000
-------------------------------             and Director
Daniel Lesnick                              (Principal Executive Officer)

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit No.        Description of Exhibit
-----------        ----------------------
--------------------------------------------------------------------------------
5.1*               Legal Opinion of Brown, Rudnick, Freed & Gesmer.
--------------------------------------------------------------------------------
23.1*              Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
--------------------------------------------------------------------------------
23.2*              Consent of Ernst & Young LLP, independent auditors.
--------------------------------------------------------------------------------
23.3*              Consent of Abrams & Company, P.C., independent auditors.
--------------------------------------------------------------------------------
24*                Power of Attorney (included on the Signature Page of this
                   Registration Statement).
--------------------------------------------------------------------------------
99.1*              Janex International Inc. 2000 Combination Stock Option Plan,
                   as amended.
--------------------------------------------------------------------------------

*        Filed herewith.